UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2006

PW Eagle, Inc.
(Exact name of registrant as specified in its charter)

MN	0-18050	41-1642846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Valley River Drive Eugene, Oregon	97401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   541-343-0200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 1, 2006, PW Eagle, Inc. issued a press release announcing its 2006 third quarter financial results, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A conference call regarding these financial results will be held on November 1, 2006 at 2:00 p.m. (Pacific Time).

The information contained in this Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated November 1, 2006

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW Eagle, Inc. (Registrant)
November 1, 2006 (Date)	/s/ SCOTT LONG Scott Long Chief Financial Officer

Exhibit Index
99.1	Press release dated November 1, 2006